UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2008 (September 9, 2008)

BIOGOLD FUELS CORPORATION
 (Exact name of registrant as specified in its charter)

Nevada	333-138869	20-5609647
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Century Park East, Suite 600 Los Angeles, CA	90067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 556-0025

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause BioGold Fuels Corp. (“BioGold” or the “Company”) actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe BioGold future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. BioGold actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, BioGold undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On September 9, 2008, BioGold Fuels Corporation, a Nevada corporation (“BioGold” or the “Company”) entered into a Development Agreement (“Development Agreement”) and Professional Services Agreement (“Services Agreement”) (collectively, the “Agreements”) with ICM, Inc., a Kansas corporation (“ICM”). Pursuant to the Development Agreement, BioGold and ICM will work to jointly develop a fully engineered and fully-integrated commercial plant design to process municipal solid waste. In addition, ICM will act as BioGold’s exclusive engineering firm and general contractor for all of BioGold’s future facilities. In exchange, ICM will not design, engineer, or construct any municipal solid waste processing facilities that may compete with BioGold. ICM also has acquired the right to market municipal waste processing facilities to non-municipality customers, such as private industry, for which BioGold will receive an agreed upon percentage of the cost of any facility built based upon this marketing. The term of the Development Agreement is for fifteen (15) years with automatic renewal for additional five (5) year periods.

Pursuant to the Services Agreement, ICM is engaged to design and engineer BioGold’s waste to energy facility in Harvey County, Kansas. ICM will provide BioGold with preconstruction services and design and engineering for process, electrical, civil, structural, architectural, automation, and controls for BioGold’s Harvey County facility.

The complete terms and conditions of the foregoing Agreements are set forth in the Development Agreement and Professional Services Agreement, which are attached hereto as exhibits 10.1 and 10.2 and incorporated by reference.

Section 7 Regulation FD

Item 7.01 Regulation FD Disclosure

On September 11, 2008, the Company issued a press release announcing the entry into the Agreements with ICM, Inc. discussed in 1.01 above. A copy of the press release is attached hereto as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit
Number	Document
10.1	Development Agreement dated September 9, 2008
10.2	Professional Services Agreement dated September 9, 2008
99.1	Press Release dated September 11, 2008 announcing agreements with ICM, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOGOLD FUELS CORPORATION

Date: September 11, 2008

By: /s/ Chris Barsness
Chris Barsness
Chief Financial Officer